Financial Earnings Results

First Quarter 2025

April 21, 2025

Cathay General Bancorp

Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events, the potential for new or increased tariffs, trade restrictions or geopolitical tensions that could affect economic activity or specific industry sectors and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to generate anticipated returns from our investments and/or financings in certain tax advantaged-projects; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to the expanding use of technology in banking; adverse results in legal proceedings; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; capital level requirements and successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; and the soundness of other financial institutions.

For a discussion of these and other risks that may cause actual results to differ from expectations, please see our Annual Report on Form 10-K (at Item 1A in particular) for the year ended December 31, 2024, and all subsequent reports and filings we make with the Securities and Exchange Commission under the applicable provisions of the Securities Exchange Act of 1934. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is first made and, except as required by law, we undertake no obligation to update or review any forward-looking statements to reflect circumstances, developments or events occurring after the date on which the statement is first made or to reflect the occurrence of unanticipated events.

Financial Highlights 1Q 2025

Profitability: Return on Assets & Equity



ROAA
ROAE
10.40%
9.63%
9.50%
11.18%
9.84%
1.23%
1.15%
1.15%
1.37%
1.22%
1Q24
2Q24
3Q24
4Q24
1Q25

Return on Tangible Equity *



11.95%
11.11%
11.05%
13.03%
11.21%
1Q24
2Q24
3Q24
4Q24
1Q25

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Quarterly Results Ending March 31, 2025

$69.5mn
Net Income

$0.98
Diluted EPS

$187.8mn
Total Revenue

$19.4bn
Total Loans

$19.8bn
Total Deposits

45.60%
Efficiency Ratio

Pre-Tax Pre-Provision Income Ratio ($mn)



PTPP Income
PTPP Ratio
$96
$103
$117
$112
$111
1.64%
1.76%
2.00%
1.92%
1.92%
1Q24
2Q24
3Q24
4Q24
1Q25

Pre-Tax Pre-Provision, Pre-Tax Credit Amortization, and Pre-Acquisition Expense ("PTPP") Income Ratio calculation based on annualized PTPP Income divided by total average assets.

Summary Balance Sheets

$mn, except per share data		3.31.25		12.31.24		QoQ Change
Cash equivalents & ST investments	$	1,385	$	1,040	$	345
AFS debt securities		1,434		1,547		(113)
Loans held-for-sale		12		0		12
Gross loans, net of fees	$	19,341	$	19,365	$	(24)
Allowance for credit losses		(175)		(162)		(14)
Net Loans	**$**	**19,166**	**$**	**19,204**	**$**	**(38)**
Other assets		1,207		1,264		(57)
Total Assets	**$**	**23,204**	**$**	**23,055**	**$**	**149**
Customer deposits	$	19,818	$	19,686		131
FHLB borrowings		95		60		35
Debt		137		137		(0)
Other Liabilities		289		326		(37)
Total Liabilities	**$**	**20,339**	**$**	**20,209**	**$**	**130**
Total Stockholders' Equity	**$**	**2,865**	**$**	**2,846**	**$**	**19**

Note: Information as of 3.31.25 is unaudited. Totals may not foot due to rounding.

Net Loans-to-Deposit Ratio (end of period (EOP))


97%
97%
96%
98%
97%
3.31.24
6.30.24
9.30.24
12.31.24
3.31.25

Loan Composition

Total Loan Portfolio ($bn)



Construction
2%
Residential
Mortgage*
30%
$19.4bn
Total Loans
Total CRE
53%
C & I
15%

- **Total CRE** $10.2bn
- **Residential Mortgage*** $5.9bn
- **C & I Loans** $3.0bn
- **Construction Loans** $0.3bn

Average Loan Growth – QoQ Annualized ($bn)



$19.5
+-1.2%
$19.4
-0.6%
$19.4
-1.4%
$19.3
-0.3%
$19.3
$0.4
$0.4
$0.4
$0.3
$0.3
$3.2
$3.2
$3.2
$3.0
$3.0
$6.1
$6.0
$6.0
$6.0
$5.9
$9.8
$9.8
$9.8
$10.0
$10.1
1Q24
2Q24
3Q24
4Q24
1Q25
Total CRE
Residential Mortgage*
C & I
Construction

* Residential Mortgage includes equity lines, installment and other loans.

Loan Yields

Average Loan Yield by Type (in bps)



1Q24
2Q24
3Q24
4Q24
1Q25
624
628
635
619
617
Total Loans
849
868
846
772
728
8% fixed rate
92% float rate
C & I
531
547
564
572
578
30% fixed rate
29% float rate
Residential Mortgage
593
588
594
592
593
40% fixed rate
22% float rate
CRE

Fix Rate & Hybrid in Fixed Rate Period (% of total loans)



64%
64%
63%
63%
62% *
1Q24
2Q24
3Q24
4Q24
1Q25

* Excludes fixed to float interest rate swaps of 4.1%.

Loan Portfolio By Index Rate

as of 3.31.25



Other
7%
Prime
14%
Fixed Rate
30%
SOFR
17%
Hybrid in Fixed
Rate Period
32%
Total Fixed Rate and
Hybrid in Fixed Period:
62%

Commercial Real Estate Portfolio

CRE Portfolio Breakdown



Construction
2%
Residential
Mortgage*
30%
$19.4bn
Total Loans
Total CRE
53%
C & I
15%
Residential 18%
Retail 13%
Office 8%
Warehouse 7%
industrial 3%
hotel / motel 2%
special use
1.3%
restaurant 0.8%
land 0.4%
theater 0.1%
Total CRE
$10.2bn
53% of total loans

Of $10.2bn in total CRE loans, it included a notional amount of $799mn of interest rate swaps or 4.1% of total loans.

* Residential Mortgage includes equity lines, installment and other loans.

CRE Geographic Distribution



NY
34%
$10.2bn
Total CRE
TX 5%
IL 3%
WA 2%
CA
47%
Other
9%

Total CRE Concentration



287%
288%
288%
288%
286%
1Q2024
2Q2024
3Q2024
4Q2024
1Q2025
400% internal threshold
300% regulatory threshold
CRE /Total Capital

Cathay General Bancorp

Commercial Real Estate Portfolio (cont'd)

Total CRE LTV Distribution


40% to 50%
23%
50% to 60%
32%
30% to 40%
14%
$10.2bn
Total CRE
under 30%
11%
Over 70%
1%
60% to 70%
19%

Total CRE LTV and Size by Property Type

	Total CRE Loan Portfolio ($mn)	Avg. Loan Size ($mn)	Total CRE Weighted Avg. LTV
Residental	$3,480	$1.3	53%
Retail	$2,464	$2.1	48%
Office	$1,463	$2.3	46%
Warehouse	$1,279	$2.8	46%
Industrial	$638	$3.1	48%
Hotel / Motel	$307	$5.8	46%
Special Use	$261	$2.7	44%
Restaurant	$164	$0.9	44%
Land	$85	$3.4	47%
Theater	$20	$6.6	54%
Total CRE	**$10,161**	**$1.9**	**49%**

Selected CRE and Construction Loan Portfolios

Residential CRE Portfolio

% based on $3.5bn loans outstanding



Commercial Units 40%
5+ Multi-Family 39%
2-4 Unit Residence 16%
Single Family Residence 5%



CA 35%
NY 50%
53%
LTV Weighted Average
TX 5%
WA 4%
IL 2%
Other 4%

Retail CRE Portfolio

% based on $2.5bn loans outstanding



Retail Store/Building 31%
Retail/Mix Use 27%
Neighborhood Center 22%
Strip Mall 10%
Shopping Center 9%
Other 1%



NY 27%
CA 49%
48%
LTV Weighted Average
TX 8%
NV 4%
IL 4%
MA 1%
Other 7%

Construction Portfolio

% based on $0.3bn loans outstanding



Multiple Family Residential 84%
Office & Commercial Condominium 8%
Single Family Residential 6%
Warehouse 1%
Retail 1%



NY 21%
CA 70%
Other 9%
53%
LTV Weighted Average

CRE Office Portfolio

Office CRE Portfolio

% based on $1.5bn loans outstanding


Office Building
35%
Office Condominium
27%
Office / Retail Stores
23%
Medical Office
8%
Office / Mixed Use
7%


NY 32%
CA 51%
46%
LTV Weighted Average
HK 7%
WA 3%
IL 2%
Other 5%

Office CRE Distribution

Property Type	Office CRE Loan Portfolio ($mn)	Total CRE Weighted Avg. LTV ($mn)
Office Building	$514	46%
Office Condominium	$400	46%
Office / Retail Stores	$329	33%
Medical Office	$122	44%
Office / Mixed Use	$98	40%
Total Office CRE	**$1,463**	
Avg. Outstanding Size	**$2.3**	
Avg. Property Size (sq ft)	**15,854**	

Office CRE Collateral Distribution ($mn)


Urban
$973
Suburban
$440
Central Business District
$50

Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)
Urban – City and metropolitan areas
Suburban – Outside of the city/metropolitan area

Residential Mortgage Portfolio

Resi. Mortgage Geographic Distribution


NY
37%
$5.9bn
Residential
Mortgage*
CA
49%
WA 5%
TX 3%
NJ 2%
Other 4%

Single-Family Resi. LTV Distribution


>50% to 55%
10%
50% or Under
36%
53%
LTV Weighted
Average
> 55% to 60%
16%
$414,813
Outstanding Size
Average
Over 60%
38%

* Residential Mortgage includes equity lines, installment and other loans.

Asset Quality Metrics

ALLL Composition ($mn)


CRE
C & I
Residential Mortgage
Construction
Total ALLL
Reserve Rate
$155
$9
$18
$51
$77
$153
$9
$17
$49
$78
$164
$8
$18
$51
$85
$162
$8
$16
$58
$80
$174
$9
$15
$69
$81
0.90%*
2.57%
0.26%
2.30%
0.80%
1Q2024
2Q2024
3Q2024
4Q2024
1Q2025

* Excluding residential mortgage portfolio, the total reserve rate would be 1.17%.

Reserves and Net Charge-Offs (%)


ALLL / Gross Loans
NCOs/Avg Loans (annualized)
0.80%
0.79%
0.85%
0.83%
0.91%
0.02%
0.16%
0.09%
0.34%
0.04%
1Q2024
2Q2024
3Q2024
4Q2024
1Q2025

Classified Loans Ratio ($mn)


Classified Loans
Special Mention
Classified Loans/Total Gross Loans
$249
$244
1.26%
$202
$324
1.67%
$203
$382
1.97%
$293
$380
1.96%
$300
$380
1.96%
1Q2024
2Q2024
3Q2024
4Q2024
1Q2025

Classified Loans are loans classified as substandard and doubtful.

Non-Performing Assets Ratio ($mn)


Non-accrual Loans
OREO
NPA/Total Assets
$19
$98
0.50%
$18
$107
0.54%
$18
$163
0.78%
$23
$169
0.83%
$18
$155
0.75%
1Q2024
2Q2024
3Q2024
4Q2024
1Q2025

Non-Performing Assets (NPA) = Non-accrual Loans + OREO

Deposit Mix

Total Deposits ($bn)



MMA
17%
IB Checking & Savings
17%
$19.8bn
Total Deposits
Time
49%
DDA
17%

Average Deposit Growth – QoQ Annualized ($bn)



Time
DDA
MMA
IB Checking & Savings
$19.5
+7%
$19.9
+1%
$19.9
+1%
$19.9
-5%
$19.7
$3.4
$3.1
$3.3
$9.7
$3.2
$3.2
$3.3
$10.2
$3.3
$3.1
$3.2
$10.3
$3.4
$3.3
$3.3
$9.9
$3.4
$3.4
$3.3
$9.6
1Q2024
2Q2024
3Q2024
4Q2024
1Q2025

Total Uninsured Deposits ($bn)



Uninsured Deposits
Collateralized Deposits
Uninsured Deposits Net of Collateralized Deposits/Total Deposits
$8.8
$9.0
$9.2
$9.4
$9.3
40.7%
41.5%
42.1%
43.8%
42.7%
$0.7
$0.8
$0.8
$0.8
$0.8
1Q2024
2Q2024
3Q2024
4Q2024
1Q2025

Average Cost of Deposits by Type (bps)



1Q24
2Q24
3Q24
4Q24
1Q25
314
339
331
310
285
378
394
395
372
343
453
466
465
446
407
353
377
375
352
343
110
123
185
176
157
219
207
210
185
168
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking

Cathay General Bancorp

Summary Income Statements

$mn, except per share data		3.31.25		12.31.24		$ Change	% Change
Net Interest Income	**$**	**176.6**	**$**	**171.0**	**$**	**5.6**	**3%**
Noninterest income		15.4		16.8		(1.4)	(8)%
Net (losses) / Gains from equity securities		(4.2)		(1.3)		(2.9)	(219)%
Total Noninterest Income		**11.2**		**15.5**		**(4.3)**	**(28)%**
Core noninterest expense		76.1		74.9		1.2	2%
amortization of LIH and solar tax credit investments plus OREO, core deposit intangibles and FDIC special assessment		9.5		10.3		(0.8)	(8)%
Total Noninterest Expense	**$**	**85.7**	**$**	**85.2**	**$**	**0.5**	**1%**
Provision for credit losses		15.5		14.5		1.0	7%
Income tax expense		17.2		6.6		10.6	162%
Net Income	**$**	**69.5**	**$**	**80.2**	**$**	**(10.7)**	**(13)%**
Diluted EPS	**$**	**0.98**	**$**	**1.12**	**$**	**(0.14)**	(12)%
Weighted avg. diluted shares (in millions)		70.7		71.5		(0.8)	(1)%

Note: Information for quarter ending 3.31.25 is unaudited. Totals may not foot due to rounding.

Loan Yields, Deposit Costs and Net Interest Income

Average Loan Yield vs Prime Rate and 1M SOFR



Avg. Loan Yield
Avg. Prime Rate
1M SOFR Rate
8.50%
8.50%
8.44%
7.80%
7.50%
6.24%
6.28%
6.35%
6.19%
6.17%
5.33%
5.33%
5.34%
4.78%
4.36%
1Q24
2Q24
3Q24
4Q24
1Q25

Average Cost of Deposits vs Fed Funds Rate



Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate
5.33%
5.33%
5.26%
4.65%
4.33%
314
378
339
394
331
395
310
372
285
343
1Q24
2Q24
3Q24
4Q24
1Q25

Net Interest Income and Net Interest Margin



NII ($mn)
NIM
Avg. Fed Funds Rate
$169
$165
$169
$171
$177
5.33%
5.33%
5.26%
4.65%
4.33%
3.05%
3.01%
3.04%
3.07%
3.25%
1Q24
2Q24
3Q24
4Q24
1Q25

Net Interest Income Growth ($mn)



$169
-1.9%
$165
2.3%
$169
+1.1%
$171
+3.3%
$177
1Q24
2Q24
3Q24
4Q24
1Q25

Non-Interest Income

Non-Interest Income* ($mn)



other operating income
wealth management fees
letter of credit commissions
deposit account fees
$14.5
$14.6
$16.1
$16.8
$15.4
$1.6
$1.9
$1.6
$1.7
$1.7
$1.7
$1.9
$2.1
$2.0
$2.1
$5.6
$5.5
$6.5
$6.2
$6.2
$5.6
$5.3
$5.9
$6.9
$5.4
1Q24
2Q24
3Q24
4Q24
1Q25

* Non-interest income excludes net gains/(losses) from equity securities.

($mn)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Non-interest income, before net gains/(losses) from equity securities					
Non-interest income*	$14.5	$14.6	$16.1	$16.8	$15.4
net gains/(losses) from equity securities	($9.0)	($1.4)	$4.3	($1.3)	($4.2)
net gains/(losses) from investment securities	$1.1	-	-	-	-
Total Non-interest Income	$6.6	$13.2	$20.4	$15.5	$11.2

Operating Expense & Efficiency

Core Noninterest Expense* ($mn)



$75.4
$74.2
$72.0
$74.9
$76.1
$6.6
$6.9
$5.8
$6.5
$6.6
$3.2
$3.7
$3.2
$2.2
$3.4
$7.0
$8.2
$7.0
$8.8
$7.5
$6.0
$5.7
$5.9
$5.7
$5.7
$9.0
$9.3
$9.1
$9.2
$10.5
$43.6
$40.4
$40.9
$42.5
$42.4
1Q24
2Q24
3Q24
4Q24
1Q25
marketing and other operating expense
FDIC and State assessments
professional services
occupancy
computer and data processing
salaries and employee benefits

* Core noninterest expense excludes amortization of investment in low income housing and alternative energy partnerships, core deposit premium, other real estate owned, and acquisition cost. Core efficiency ratio is based on core noninterest expense.

Core Noninterest Expense* & Efficiency Ratio* ($mn)



Noninterest Expense*
Efficiency Ratio*
$75.4
$74.2
$72.0
$74.9
$76.1
43.0%
41.6%
38.0%
40.1%
40.5%
1Q24
2Q24
3Q24
4Q24
1Q25

($mn)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025
Core noninterest expense, before amortization and other real estate owned					
Core noninterest expense*	$75.4	$74.2	$72.0	$74.9	$76.1
Amortization in investment in low income housing	$8.2	$10.3	$10.9	$8.0	$8.7
Amortization in alternative energy partnerships	$6.3	$13.1	$13.2	$2.7	$0.3
Other real estate owned & CDF	$0.6	$1.7	$0.8	$0.6	$0.5
Restructuring costs	-	-	-	-	-
FDIC special assessment	$2.9	-	-	(1.0)	-
Total Noninterest Expense	$93.2	$99.4	$96.9	$85.2	$85.7

Cathay General Bancorp

Strong Capital Ratios

Key Capital Ratios (%)


13.57%
13.57%
15.19%
11.06%
7.00%
8.50%
10.50%
5.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
regulatory requirement under Basel III
CATY at 3.31.25

Highlights

- **Capital Ratio** well above regulatory standards that continues to place Cathay in the "well capitalized" category, calculated under the Basel III capital rules.
- **Book Value Per Common Share is** $40.91 as of 3.31.25: +1.87% compared to 12.31.24 and +7.04% YoY.
- **Tangible Book Value* Per Common Share is** $35.50 as of 3.31.25: +1.98% compared to 12.31.24 and +7.61% YoY.
- **Capital Return on Shareholder**
  - common stock dividend: $0.34/share quarterly, or $1.36/share annualized.
  - stock buyback: repurchased 876,906 shares at avg. cost of $46.83/sh. in first quarter.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Management Guidance Full Year 2025

	Full Year 2025 Guidance	Prior Outlook	Full Year 2024 Actual
Loans, end of period	• Estimated growth rate 1% to 4%.	• Estimated growth rate 3% to 4%.	$19.4 billion (0.9)% YoY
Deposits	• Estimated growth rate 3% to 4%.	• Estimated growth rate 3% to 4%.	$19.7 billion +1.9% YoY
Core Noninterest Expense	• Estimated growth rate 4.5% to 5.5%.	• Estimated growth rate 4.5% to 5.5%.	$295.4 million +5.6% YoY
NIM	• Estimated to range between 3.25% and 3.35%. • Expect one rate cut in July.	• Estimated to range between 3.10% and 3.20%. • Expect one rate cut in July.	3.04%
Tax Rate	• Effective tax rate for 2025 estimated between 19.50% and 20.50%. • No solar tax credit investment.	• Effective tax rate for 2025 estimated between 19.50% and 20.50%. • No solar tax credit investment.	• Effective tax rate for the full year was 9.94%. • Solar amortization for the full year was $35.6 million.

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding "forward-looking statements" included in this presentation when considering this information.

Appendix

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, we have included them below for discussion.

		March 31, 2025	December 31, 2024	March 31, 2024
			(in thousands) (Unaudited)	
Stockholders' equity	(a)	$ 2,865,159	$ 2,845,704	$ 2,778,072
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(3,101)	(3,335)	(4,131)
Tangible equity	(b)	$ 2,486,362	$ 2,466,673	$ 2,398,245
Total assets	(c)	$ 23,205,020	$ 23,054,681	$ 23,404,803
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(3,101)	(3,590)	(4,461)
Tangible assets	(d)	$ 22,826,223	$ 22,675,395	$ 23,024,646
Number of common shares outstanding	(e)	70,034,708	70,863,324	72,688,191
Total stockholders' equity to total assets ratio	(a)/(c)	12.35%	12.34%	11.87%
Tangible equity to tangible assets ratio	(b)/(d)	10.89%	10.88%	10.42%
Tangible book value per share	(b)/(e)	$ 35.50	$ 34.81	$ 32.99

		Three Months Ended		
		March 31, 2025	December 31, 2024	March 31, 2024
			(in thousands) (Unaudited)	
Net Income		$ 69,506	$ 80,201	$ 71,435
Add: Amortization of other intangibles [1]		283	256	330
Tax effect of amortization adjustments [2]		(84)	(76)	(98)
Tangible net income	(f)	$ 69,705	$ 80,381	$ 71,667
Return on tangible common equity [3]	(f)/(b)	11.21%	13.03%	11.95%

[1] Includes core deposit intangibles and mortgage servicing
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Cathay General Bancorp

Cathay General Bancorp